U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 31, 2002


                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
                    -----------------------------------------
        (Exact name of small business issuer as specified in its charter)

            Florida                                     91-1796903
-------------------------------          ---------------------------------------
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)

                               4901 Vineland Road
                                    Suite 150
                             Orlando, Florida 32811
                             ----------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number: (407) 648-4444

                          4901Vineland Road Suite #150
                             Orlando, Florida 32811
                             ----------------------
          (Former name or former address, if changed since last report)

Item 5. Other Information

     On July 31, 2002, the Company acquired the East Coast Hockey League (ECHL) membership of the Louisiana IceGators (which plays its games in Lafayette, Louisiana) and certain assets for $100,000 cash and a $600,000 promissory note bearing interest at 5% per year, payable in four annual installments of $150,000 each. The Company has also assumed certain contracts under the agreement.

     The IceGators season is from October through May. The IceGators have adopted the accounting policies of the Company and are owned by Louisiana Sports, LLC., ("LA Sports") which is currently a wholly owned subsidiary of the Company.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Orlando Predators Entertainment, Inc.
                                                   (Registrant)

                                         By: /s/ John H. Pearce
                                         ----------------------
                                         John H. Pearce, Chief Financial Officer

Dated:  August 15, 2002